SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                  FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)    November 5, 2002




                                  DIGITEC 2000, INC.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




           Nevada                    000-23291                   54-1287957
---------------------------         -----------              -------------------
State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)              File No.)               Identification No.)



99 Madison Avenue, 3rd Floor, New York, New York                    10016
---------------------------------------------------              ----------
     (Address of Principal Executive Offices)                    (Zip Code)




        Registrants' telephone number, including area code     (212) 944-8888




                                      None
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     The undersigned Registrant hereby amends its Current Report on Form 8-K filed with the Securities and Exchange Commission on November 12, 2002, which omitted the letter from the Registrant's former certifying accountant (addressed to the Securities and Exchange Commission) required pursuant to Regulation S-K,
Item 304(a)(3), by inserting the following Item 7 in its entirety as follows:

Item 7.  Exhibits.

Exhibits                        Description
--------                        -----------

16.2                            Letter regarding Change in Certifying Accountant




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            DIGITEC 2000, INC.



Date   December 17, 2002                    By: /s/ Diego Roca
                                                -----------------------------
                                            Name:    Diego Roca
                                            Titles:  Chief Operating Officer

                                  Exhibit Index
                                  -------------


Exhibit No.                    Description of Exhibit
-----------                    ----------------------

16.2                           Letter regarding Change in Certifying Accountant.